UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Innovid Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40048	87-3769599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 E 16th Street, 6th Floor
New York, NY 10003
(Address of principal executive offices) (Zip Code)

(212) 966-7555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTV	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	CTVWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 13, 2025, pursuant to that certain Agreement and Plan of Merger, dated as of November 21, 2024 (the “Merger Agreement”), by and among Innovid Corp., a Delaware corporation (the “Company”), Mediaocean LLC, a Delaware limited liability company (“Parent”), and Ignite Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Explanatory Note of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

On February 13, 2025, in connection with the consummation of the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Amended and Restated Loan and Security Agreement, dated as of August 4, 2022, by and among Innovid LLC, TV Squared Inc and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as amended by the First Loan Modification Agreement, dated as of August 2, 2023 and the Second Loan Modification Agreement, dated as of June 26, 2024 (the “Company Loan and Security Agreement”), and terminated all commitments thereunder. The termination of the Company Loan and Security Agreement became effective at the Effective Time (as defined below). A summary of the material terms of the Company Loan and Security Agreement and related matters is contained in the Company’s Periodic Report on Form 10-Q filed with the SEC on November 12, 2024.

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of the following equity compensation plans of the Company was terminated: (i) the Innovid Corp. 2021 Omnibus Incentive Plan, (ii) the Innovid, Inc. Global Share Incentive Plan (2008), and (iii) the Innovid Corp. 2021 Employee Stock Purchase Plan, in each case, as amended and/or amended and restated from time to time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement and as a result of the Merger, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”), that was outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $3.15, without interest thereon and subject to any applicable withholding taxes (the “Per Share Price”); and (ii) each share of the Company Common Stock that was (a) held by a subsidiary of the Company, (b) owned by Parent, Merger Sub or any of their direct or indirect wholly owned subsidiaries as of immediately prior to the Effective Time, or (c) contributed to OceanKey TopCo LP (“TopCo”) pursuant to that certain contribution and exchange agreement entered into between TopCo and the Rollover Stockholder was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor. Holders of Dissenting Company Shares were entitled to the right to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL.

In addition, at the Effective Time and as a result of the Merger:

•
Company Options. Each option to purchase shares of Company Common Stock (each, a “Company Option”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was fully vested and cancelled in exchange for the Per Share Price (over the applicable exercise price per share of Company Common Stock subject to such Company Option) in respect of the number of shares of Company Common Stock subject to such Company Option.

•
Company Restricted Stock Unit Awards. A number of unvested restricted stock unit awards granted under any Company Equity Plan (the “Company RSUs”) generally not to exceed 7,164,386 Company RSUs (as such number might have been adjusted in accordance with the terms of the Merger Agreement), were accelerated and fully vested immediately prior to the Effective Time and such Company RSUs (together with any other Company RSUs that had previously vested but not yet been settled), were cancelled, and converted into the right to receive a lump sum cash payment, without interest and net of applicable withholdings, equal to the product of (a) the Per Share Price multiplied by (b) the number of shares of Company Common Stock subject to such award of Company RSUs, and (ii) all remaining Company RSUs that were outstanding but unvested as of the Effective Time, including any such Company RSUs that did not become vested as a result of the Merger, were cancelled in exchange for restricted stock units (the “TopCo RSUs”) in TopCo with substantially similar terms as those terms applicable immediately prior to the Effective Time to such Company RSUs (provided that Parent may provide opportunities to the holders of the TopCo RSUs to defer taxation of vested TopCo RSUs beyond the applicable vesting dates to the extent practicable and subject to compliance with all applicable local laws and provided further that certain TopCo RSUs might have been fully vested upon issuance at the Effective Time) in accordance with the terms of the Merger Agreement.

•
Company Warrants. Each Company Warrant that was outstanding immediately prior to the Effective Time, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, ceased to represent a Company Warrant in respect of Company Common Stock and became a Company Warrant exercisable for the Per Share Price.  If any holder properly exercises a Warrant during the 30 days following the date hereof, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference between (a) the Warrant Price in effect prior to such reduction and (b) (i) the Per Share Price minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Report and is incorporated herein by reference. The disclosure regarding the Merger and the Merger Agreement under Item 5.01 hereof is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Report are incorporated herein by reference.

On February 13, 2025, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that a certificate of merger was filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger. The Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company Common Stock and the Company Warrants from the NYSE and the deregistration of the Company Common Stock and the Company Warrants under Section 12(b). As a result, trading of the Company Common Stock and the Company Warrants, which traded under the ticker symbols “CTV” and “CTVWS”, respectively, on the NYSE was suspended prior to the opening of trading on the NYSE on February 13, 2025.

Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company Common Stock and the Company Warrants under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Report are incorporated herein by reference.

At the Effective Time, each holder of Company Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company, other than the right to receive the Per Share Price for such shares pursuant to the terms of the Merger Agreement. Holders of Dissenting Company Shares were entitled to the right to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL. At the Effective Time, each holder of Company Warrant outstanding immediately prior to the Effective Time ceased to have any rights as a warrant holder of the Company, other than the right to receive the Per Share Price for such Warrant upon exercise thereof. Notwithstanding the foregoing, if any holder properly exercises a Warrant during the 30 days following the  date hereof, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference between (a) the Warrant Price in effect prior to such reduction and (b) (i) the Per Share Price minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note, Item 1.01, Item 2.01, Item 3.01,  Item 5.02 and Item 5.03 of this Report are incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Explanatory Note and Item 2.01 of this Report are incorporated herein by reference.

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of the Company’s board of directors resigned from and ceased serving on the Company’s board of directors and any and all committees thereof. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s board of directors immediately prior to the Effective Time were Zvika Netter, Gilad Shany, Brian Hughes, Michael DiPiano and Genevieve Juillard.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, William Wise became the sole director of the Company, effective as of the Effective Time.

In connection with the consummation of the Merger, Anthony Callini, the Company’s Chief Financial Officer, entered on February 13, 2025 into a Transition Agreement, Waiver, and General Release Agreement (the “Transition Agreement”) with the Company, which provides for Mr. Callini’s continued employment during a transition period, which will end on April 13, 2025, and a garden leave period, which will end on August 14, 2025. The Transition Agreement provides that, during the transition period and the garden leave period, Mr. Callini will continue to receive his base salary and employee benefits and will be eligible to receive prorated incentive compensation under the terms of any applicable bonus plans. The Transition Agreement also provides that Mr. Callini’s employment will terminate as of August 14, 2025. Following his termination, pursuant to the terms of the Company’s Executive Change in Control Severance Plan, Mr. Callini will be eligible to receive severance benefits in the form of (i) a cash lump sum equal to his Accrued Obligations (as defined in the Company’s Executive Change In Control Severance Plan), (ii) a cash lump sum severance payment equal to $187,500, (iii) a cash lump sum payment equal to Mr. Callini’s pro-rated target bonus equal to $162,500, (iv) a cash lump sum payment for medical and life insurance benefits equal to $23,141.98, and (v) accelerated vesting of any unvested  equity awards outstanding as of the termination date, in each case for clauses (ii) through (v), subject to Mr. Callini’s execution of a general release of claims in favor of the Company and its affiliates.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Report are incorporated herein by reference.

In accordance with the terms of the Merger Agreement, following the Effective Time, the certificate of incorporation and the bylaws of the Company as the surviving corporation were amended and restated in their entirety to read in the form of the certificate of incorporation and the bylaws of Merger Sub, respectively, as in effect immediately prior to the Effective Time, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation (the “Certificate of Incorporation”) and the bylaws (the “Bylaws”) of the surviving corporation, except that all references to Merger Sub’s name were replaced by references to “Innovid Corp.” Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 13, 2025, Parent issued a press release announcing completion of the Merger. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing of the Company whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On February 13, 2025, the Company issued a notice to Continental Stock Transfer & Trust Company as warrant agent for distribution to holders of Company Warrants announcing certain information with respect to the Company Warrants, including the reduced exercise price in respect thereof for 30 days following the date hereof under the terms of the Warrant Agreement. A copy of such notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of November 21, 2024, by and among Innovid Corp., Mediaocean LLC and Ignite Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 21, 2024 (File No. 001-40048))

3.1	Amended and Restated Certificate of Incorporation of Innovid Corp.
3.2	Amended and Restated Bylaws of Innovid Corp.
99.1	Press Release, dated February 13, 2025.
99.2	Notice to Holders of Company Warrants dated February 13, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
 *The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID CORP.

Date: February 13, 2025	By:	/s/ Anthony Callini
	Name:	Anthony Callini
	Title:	Chief Financial Officer